Exhibit 99.3

C-Chip Technologies Corporation
(formerly a Development Stage Company)
Pro Forma Consolidated Balance Sheet
As At March 31, 2005
(expressed in 000's of U.S. dollars)
(unaudited)

	C-Chip Technologies Corporation $	Avensys $	CLI $	Adjustments (Note 5) $	Pro Forma Consolidated $
Assets
Current Assets
Cash	1,180	151	-	-	1,331
Accounts receivable	301	2,147	449	-	2,897
Inventory	16	825	121	-	962
Note receivable (related party)	389	-	-	-	389
Other current assets	63	1,114	44	-	1,221

Total Current Assets	1,949	4,237	614	-	6,800

Investments	12,837	83	-	(12,837) A	83
Property and equipment	77	520	198	-	795
Deferred financing costs	424	17	-	-	441
Goodwill	107	1,789	97	7,392 B	9,385
Intangible assets	450	160	186	3,347 C	4,143

Total Assets	15,844	6,806	1,095	(2,098)	21,647

Liabilities and Stockholders' Equity

Current Liabilities

Accounts payable	251	1,053	92	-	1,396
Line of credit	308	1,158	46	-	1,512
Bank loans	-	280	-	-	280
Accrued liabilities	400	1,021	293	-	1,714
Due to related parties	243	662	-	(662) D	243
Current portion of long-term debt	-	125	71	-	196

Total Current Liabilities	1,202	4,299	502	(662)	5,341

Deferred income tax liability			3	-	3
Long-term debt	1,415	1,761	215	-	3,391
Non-controlling interest	-	17		-	17

Total Liabilities	2,617	6,077	720	(662)	8,752

Stockholders' Equity

Common Stock	1	-	-		1
Common Stock Subscribed	-	7,762	61	(7,823) E	-

Additional Paid-in Capital	22,586	680	-	(680) F	22,586

	22,587	8,442	61	(8,503)	22,587

Retained Earnings (Deficit)	(9,360)	(7,713)	314	7,506 G	(9,692)
				(439) H

Total Stockholders' Equity	13,227	729	375	(1,436)	12,895

Total Liabilities and Stockholders' Equity	15,844	6,806	1,095	(2,098)	21,647

C-Chip Technologies Corporation(formerly a Development Stage Company)
Pro Forma Consolidated and Condensed Statement of Operations for the nine months ended March 31, 2005
(expressed in 000's of U.S. dollars)
(unaudited)

	C-Chip Technologies Corporation $	Avensys $	CLI $	Adjustments (Note 5) $	Pro Forma Consolidated $

Revenue	1,661	6,309	3,867	-	11,837

Cost of Sales	1,188	5,228	2,291	-	8,707

Gross Profit	473	1,081	1,576	-	3,130

Expenses

Depreciation and amortization	141	267	64	451 L	923
Selling, general and administrative	1,609	1,993	1,200	-	4,802
Research and development	372	735	-	387 M	1,494
Stock based compensation	991	(425)	-	-	566

Total Expenses	3,113	2,550	1,264	838	7,785

Profit (Loss) from Operations	(2,640)	(1,469)	312	(838)	(4,635)

Other revenue (expenses)	(35)	(454)	(7)	(94) N	(590)
Non-controlling interest	-	(97)	-	-	(97)

Net Income (Loss) before Income
Taxes	(2,675)	(2,040)	305	(932)	(5,342)

Current Income Taxes Recoverable	-	593	(94)	-	499
Deferred Income Taxes	-	-	4	-	4

Net Income (Loss)	(2,675)	(1,447)	215	(932)	(4,839)

Net Loss Per Share - Basic and Diluted					(0.09)

Weighted Average Shares Outstanding					51,200,000

C-Chip Technologies Corporation(formerly a Development Stage Company)
Pro Forma Consolidated and Condensed Statement of Operations for the twelve months ended June 30, 2004
(expressed in 000's of U.S. dollars)
(unaudited)

	C-Chip Technologies Corporation $	Avensys $	CLI $	Adjustments (Note 5) $	Pro Forma Consolidated $

Revenue	1,041	9,983	4,544	-	15,568
Cost of Sales	662	6,332	2,774	-	9,768
Gross Profit	379	3,651	1,770	-	5,800
Expenses
Depreciation and amortization	226	244	76	601 I	1,147
Selling, general and administrative	2,108	2,581	1,201	-	5,890
Acquired in-process r&d	650	-	-	-	650
Impairment of goodwill	279	-	-	-	279
Research and development	363	930	-	387 J	1,680
Stock based compensation	876	(34)	-	-	842

Total Expenses	4,502	3,721	1,277	988	9,500

Profit (Loss) from Operations	(4,123)	(70)	493	(988)	(3,700)
	-	-	-	-	-
Other revenue (expenses)	(173)	(448)	7	(125) K	(739)
Discount on conversion of debt	(1,418)	-	-	-	(1,418)

Net Profit (Loss) for the Period	(5,714)	(518)	500	(1,113)	(5,732)
Loss from Discontinued Operations	(603)	-	-	-	(603)

Net Income (Loss) before Income Taxes	(6,317)	(518)	500	(1,113)	(6,335)
Current Income Taxes Recoverable (Payable)	-	827	(150)	-	677
Deferred Income Taxes	-	-	(7)	-	(7)
Net Income (Loss)	(6,317)	309	343	(1,113)	(5,665)

Net Loss Per Share - Basic and
Diluted					(0.11)

Weighted Average Shares
Outstanding					52,000,000

C-Chip Technologies Corporation
(formerly a Development Stage Company)
Notes to the Pro Forma Consolidated Financial Statements
(unaudited)

Note 1 -

The unaudited Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations have been prepared for informational purposes only and do not purport to be indicative of the financial position or the results of operations that actually would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor of results to be expected in the future. Furthermore, the unaudited Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations do not reflect changes that may have occurred as the result of post-acquisition activities and other matters.

Note 2 -

The following unaudited Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations give effect to the acquisitions in 2005 of a group of companies referred to as ("CLI") and Avensys Inc. ("Avensys") by C-Chip Technologies Corporation (the "Company"), which resulted in CLI and Avensys becoming the Company's wholly-owned subsidiaries. The unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisitions occurred at the beginning of the periods presented.

a)	CLI

On February 28, 2005, the Company acquired, through its wholly-owned subsidiary corporation, 6327915 CANADA, INC., all of the outstanding shares of 9151-3929 Quebec Inc., ("Quebec") and 3826961 Canada Inc. ("Canada"). Quebec and Canada collectively own 100% of 3428249 Canada Inc. 3428249 Canada Inc. owns 100% of Chartrand Laframboise Inc., a company specializing in the security field and 100% of 9126-7641 Quebec Inc., a company specializing in credit management and verification. Collectively, Quebec, Canada, 3428249 Canada Inc., Chartrand Laframboise Inc., and 9126-7641 Quebec Inc. are hereinafter collectively referred to as "CLI". Total consideration was CDN$4,700,000, being CDN$3,000,000 in cash and a CDN$1,700,000 Secured Convertible Debenture.

b)	Avensys

On February 28, 2005 the Company acquired all of the outstanding shares of Avensys Inc. and its 70% owned subsidiary for total consideration of 10,400,000 restricted common shares to selling shareholders of Avensys. The Company issued 427,432 restricted shares of common stock as a finder's fee and paid CDN$385,000 to stock option holders to cancel Avensys stock options. The total purchase price was CDN$9,400,000.

C-Chip Technologies Corporation
(formerly a Development Stage Company)
Notes to the Pro Forma Consolidated Financial Statements
(unaudited)

Note 3 -

The Pro Forma Consolidated Balance Sheet has been prepared using the unaudited consolidated balance sheet of the Company as at March 31, 2005 and the unaudited balance sheets of CLI and Avensys as at March 31, 2005. The Pro Forma Consolidated Statement of Operations for the twelve months ended June 30, 2004 has been prepared using the audited consolidated statement of operations of the Company for the year ending June 30, 2004 and the audited statement of operations of Avensys for the year ending May 31, 2004 and the ununaudited statement of operations of CLI for the twelve month period ending June 30, 2004. The Pro Forma Consolidated Statement of Operations for the nine months ended March 31, 2005 has been prepared using the unaudited consolidated statement of operations of the Company for the period ending March 31, 2005 and the audited statement of operations of Avensys for the nine month period ending February 28, 2005 and the unaudited statement of operations of CLI for the nine month period ending March 31, 2005.

Note 4 -	Purchase Price

	Avensys $	CLI $
Purchase price allocation:
Assets

Current assets	3,499	578
Plant and equipment	524	192
Non-compete agreement		574
Customer list	702	381
Licence agreements	2,085	-
In-process research and development	387	-
Other assets	102	-
	7,299	1,725
Liabilities	3,683	460
Current liabilities
Long-term liabilities	1,471	25
	(5,154)	(485)

Residual (Goodwill)	5,488	2,576

Purchase Price	7,633	3,816

C-Chip Technologies Corporation
(formerly a Development Stage Company)
Notes to the Pro Forma Consolidated Financial Statements
(unaudited)

Note 5 -	Adjusting Entries

	Avensys $	CLI $	Total $

A - Investments	(8,977)	(3,860)	(12,837)
B - Goodwill	4,677	2,715	7,392
C - Intangible assets and deferred financing costs	2,591	756	3,347
D - Due to related parties	(662)	-	(662)
E - Common stock	7,762	61	7,823
F - Additional paid in capital	(680)	-	(680)
G - Retained earnings (deficit)	(7,820)	314	(7,506)
H - Profit and Loss	-	-	(439)

P & L (June 30, 2004)
I - Depreciation & amortization	-	-	601
J - Acquired in-process research and development	-	-	387
K - Other expenses	-	-	(125)

P & L (March 31, 2005)
L - Depreciation and amortization	-	-	451
M - Acquired in-process research and development	-	-	387
N - Other expenses	-	-	(94)

(A)	To eliminate investment and acquisition costs in acquired subsidiaries.
(B)	To record purchase price allocation in US dollars.
(C)	To allocate purchase price to assets.
(D)	To eliminate inter-company advance.
(E) to (G)	To eliminate common stock, additional paid in capital and retained earnings (deficit).
(H)	To allocate amortization of intangible assets acquired.
(I)	To allocate intangible assets acquired amortization for twelve months ended June 30, 2004.
(J)	To allocate in-process research & development amortization for twelve months ended June 30, 2004.
(K)	To allocate interest expense on the CDN$1,700,000 debenture for twelve months ended June 30, 2004.
(L)	To allocate intangible assets acquired amortization expense for nine months ended March 31, 2005.
(M)	To allocate in-process research & development amortization for nine months ended March 31, 2005.
(N)	To allocate interest expense on the CDN$1,700,000 debenture for nine months ended March 31, 2005.